UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        December 30, 2005
                                                 -------------------------------


                                   POINT.360
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


         0-21917                                  95-4272619
-------------------------------   ----------------------------------------------
   (Commission File Number)           (IRS Employer Identification No.)


  2777 North Ontario Street, Burbank, California           91504
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   (Address of principal executive offices)              (Zip Code)


                                 (818) 565-1400
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              (Registrant's telephone number, including area code)


          ----------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

   On December 30, 2005, Point.360 (the "Company") entered a new $10 million General Electric Capital Corporation Promissory Note (the "Promissory Note") for a term loan and a related Master Security Agreement. The term loan provides for interest at LIBOR plus 3.15% and is secured by the Company's equipment. The term loan will be repaid in 60 equal principal payments, plus interest. The maximum undiscounted potential amount of future principal and interest payments, assuming an interest rate of 8.00%, is $12,166,000.

   The Promissory Note and Master Security Agreement require the Company to comply with various business and financial covenants.


Item 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

   On December 30, 2005, the Company entered into the Promissory Note and Master Security Agreement, the material terms and conditions of which are described in Item 1.01 above and are incorporated herein by reference.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  10.1 Promissory Note between General Electric Capital Corporation and the Company dated December 30, 2005.

  10.2 Master Security Agreement between General Electric Capital Corporation and the Company dated December 30, 2005.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           Point.360
                                              ----------------------------------
                                                         (Registrant)



        Date: January 3, 2006                 By: /s/ Alan R. Steel
                                              ----------------------------------
                                                  Alan R. Steel
                                                  Executive Vice President,
                                                  Finance and Administration,
                                                  Chief Financial Officer


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